UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2005

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2005, CMS Energy Corporation ("CMS Energy") entered into an Underwriting Agreement with Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Wachovia Capital Markets, LLC, KeyBanc Capital Markets, a division of McDonald Investments Inc. and Wells Fargo Securities, LLC (the "Underwriters") pursuant to which CMS Energy agreed to issue and sell to the Underwriters 20 million shares of CMS Energy common stock, $0.01 par value per share. CMS Energy also granted the Underwriters a 30-day option to purchase up to 3,000,000 additional shares of common stock, which option the Underwriters exercised. The 23,000,000 shares of CMS Energy common stock, $0.01 par value per share are herein collectively referred to as the "Common Stock."

On April 5, 2005, CMS Energy closed on the sale of 23 million shares of Common Stock at a price to the public of $12.25 per share. Net proceeds to CMS Energy after underwriting discounts and commissions were $271,887,600. CMS Energy intends to use the net proceeds of this offering to make capital infusions into its principal subsidiary, Consumers Energy Company, and for general corporate purposes.

The Underwriting Agreement and legal opinion regarding the legality of the shares of Common Stock are attached as exhibits hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

5.1 Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, dated April 5, 2005, regarding the legality of the shares of Common Stock issued by CMS Energy

10.1 Underwriting Agreement dated March 30, 2005 by and among Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Wachovia Capital Markets, LLC, KeyBanc Capital Markets, a division of McDonald Investments Inc. and Wells Fargo Securities, LLC as underwriters and CMS Energy

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND RISK FACTORS” found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s and Consumers’ Forms 10-K for the Year Ended December 31, 2004 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

April 5, 2005	By:	S. Kinnie Smith, Jr.

Name: S. Kinnie Smith, Jr.
Title: Vice Chairman of the Board and General Counsel

Consumers Energy Company

April 5, 2005	By:	S. Kinnie Smith, Jr.

Name: S. Kinnie Smith, Jr.
Title: Vice Chairman of the Board

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, dated April 5, 2005, regarding the legality of the shares of Common Stock issued by CMS Energy
10.1	Underwriting Agreement dated March 30, 2005 by and among Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., Wachovia Capital Markets, LLC, KeyBanc Capital Markets, a division of McDonald Investments Inc. and Wells Fargo Securities, LLC as underwriters and CMS Energy